Morgan Stanley Dean Witter Total Return Trust           Two World Trade Center,
                                                        New York, New York 10048
Letter to the Shareholders July 31, 2000


DEAR SHAREHOLDER:

During the 12-month period ended July 31, 2000, the U.S. equity markets reached new heights amid episodes of increased volatility. Strong global economic growth, rising crude oil prices and a tight labor market fueled concerns about inflation. The Federal Reserve Board raised the federal funds rate by a total of 150 basis points (1.50 percent) during the period, negatively affecting expectations for earnings growth and the profitability of old-economy stocks. However, new-economy issues shrugged off the higher rates until April, when a correction in the Nasdaq refocused investors on such traditional valuation measures as earnings, cash flow and financial flexibility. Toward the end of the period, investors were favoring health care, consumer staples, energy and utility stocks over those in the technology sector.


PERFORMANCE

For the 12-month period ended July 31, 2000, Morgan Stanley Dean Witter Total Return Trust's Class B shares produced a total return of 23.01 percent compared to 8.97 percent for the Standard & Poor's 500 Stock Index (S&P 500). For the same period, the Fund's Class A, C and D shares returned 23.77 percent, 22.78 percent and 24.00 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. Total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.


PORTFOLIO STRATEGY

According to TCW Investment Management Company, the Fund's sub-advisor, equity selection is based on a combination of reasonable value and earnings growth potential. TCW firmly believes that earnings and cash flow growth drive stock prices; however, the sub-advisor does not believe in growth at any price. The focus of the Fund's investment strategy is to buy undervalued stocks prior to significant earnings improvement. TCW looks for companies that are generating improving

Morgan Stanley Dean Witter Total Return Trust
Letter to the Shareholders July 31, 2000, continued

returns on invested capital. This can lead to a combination of out-of-favor cyclical stocks and undervalued growth stocks. This analytical approach has led the Fund to invest in the following sectors and companies.

At the end of the Fund's fiscal year, technology issues represented 30 percent of the portfolio. Technology also encompassed the highest weight in the S&P 500 index, at 32 percent. Within this sector TCW focuses on companies believed to have the best business models and that appear to be dominant in their respective businesses. The Fund's technology holdings included Intel, Cisco Systems, Microsoft, Dell Computer, Siebel Systems, Texas Instruments and GM Hughes.

Financial stocks represented approximately 18 percent of the portfolio compared to 13 percent for the S&P 500. According to the sub-advisor, selectivity was extremely important to achieving success in this area. Within this sector, TCW emphasized financial services and brokers because they tend to be less influenced by interest-rate spreads. Receivable growth remained robust for financial services companies, and asset quality showed no signs of deterioration. Among brokers and investment banking firms, trading volume, mergers and acquisitions and underwriting remained strong despite market turmoil during the second quarter. Companies emphasized in this sector included Charles Schwab, Capital One Financial, Goldman Sachs, Merrill Lynch, Citigroup and American International Group.

Energy represented more than 11 percent of the portfolio, compared to 6 percent for the S&P 500. The Fund's primary focus within this sector has been in the oilfield-services area. As commodity prices remained at robust levels, capital spending accelerated throughout the year and is expected to continue at high levels going into 2001. The main beneficiaries of increased spending by oil companies should be the oilfield-service companies. At fiscal year-end, TCW is focusing on deepwater drilling contractors and major oil services companies.

Health-care stocks represented approximately 12 percent of the portfolio versus an index weight of 11 percent. The Fund's portfolio was evenly distributed between pharmaceutical stocks and biotechnology stocks. In terms of the pharmaceutical stocks, TCW believes that these stocks represent good value, because they are trading near the bottom of their trading range despite their consistency. Although there aren't the number of blockbuster drugs coming to market in the past several years, the sub-advisor believes that demographics, free cash flow and the subsector's defensive nature more than offset the lack of high profile drugs. In terms of the biotech companies, this was one of the most exciting, high-profile areas to be involved with during the year. Everything from genetic mapping to potential cures for all types of illnesses made this group highly newsworthy. The Fund's health-care holdings included Eli Lilly, Schering-Plough, Merck, Johnson & Johnson, Pfizer, Amgen and Genentech.

Morgan Stanley Dean Witter Total Return Trust
Letter to the Shareholders July 31, 2000, continued

LOOKING AHEAD

Going forward, TCW will continue to focus on long-term trends rather than short-term concerns. According to the sub-advisor, inflation remains under control, strong U.S. economic growth is proceeding and corporate earnings continue to exceed expectations. TCW believes that as long as these trends remain in place, the long-term outlook for U.S. equities will remain positive.

We appreciate your ongoing support of Morgan Stanley Dean Witter Total Return Trust and look forward to continuing to serve your financial needs. Very truly yours,




/s/ Charles A Fiumefreddo                   /s/ Mitchell M. Merin
------------------------------------        ------------------------------------
CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

Morgan Stanley Dean Witter Total Return Trust
Fund Performance July 31, 2000

[LINE CHART]

GROWTH OF $10,000 - CLASS B
($ in Thousands)

           Date                Total             S&P 500(4)
   ----------------------------------------------------------
     November 30, 1994        10,000              10,000
   ----------------------------------------------------------
       July 31, 1995          11,904              12,610
   ----------------------------------------------------------
       July 31, 1996          12,883              14,692
   ----------------------------------------------------------
       July 31, 1997          19,539              22,342
   ----------------------------------------------------------
       July 31, 1998          21,151              26,649
   ----------------------------------------------------------
       July 31, 1999          26,870              32,034
   ----------------------------------------------------------
       July 31, 2000          32,951(3)           34,908
   ----------------------------------------------------------


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.


                          AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------

                       CLASS A SHARES*
--------------------------------------------------------------
PERIOD ENDED 7/31/00
--------------------------
1 Year                             23.77%(1)        17.27%(2)
From Inception (7/28/97)           21.09%(1)        18.94%(2)


                       CLASS B SHARES**
---------------------------------------------------------------
PERIOD ENDED 7/31/00
---------------------------
1 Year                              23.01%(1)        18.01%(2)
5 Years                             22.66%(1)        22.48%(2)
From Inception (11/30/94)           23.48%(1)        23.42%(2)

                       CLASS C SHARES+
--------------------------------------------------------------
PERIOD ENDED 7/31/00
--------------------------
1 Year                             22.78%(1)        21.78%(2)
From Inception (7/28/97)           20.32%(1)        20.32%(2)

              CLASS D SHARES#
----------------------------------------------
PERIOD ENDED 7/31/00
--------------------------
1 Year                             24.00%(1)
From Inception (7/28/97)           21.36%(1)

---------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3) Closing value after the deduction of a 1% sales charge (CDSC), assuming a complete redemption on July 31, 2000.
(4) The Standard and Poor's 500 Index (S&P 500) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 *   The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
 + The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
 #   Class D shares have no sales charge.

Morgan Stanley Dean Witter Total Return Trust
Portfolio of Investments July 31, 2000

    NUMBER OF
      SHARES                                                          VALUE
--------------------------------------------------------------------------------
                    COMMON STOCKS (93.2%)
                    Aerospace (0.5%)
  65,800            Boeing Co. .............................   $  3,224,200
                                                               ------------
                    Air Freight/Delivery
                      Services (0.1%)
  15,000            United Parcel Service, Inc.
                    (Class B) ..............................        881,250
                                                               ------------
                    Airlines (3.1%)
806,600             Southwest Airlines Co. .................     19,055,925
                                                               ------------
                    Beverages - Non-Alcoholic (0.9%)
115,650             PepsiCo, Inc. ..........................      5,298,216
                                                               ------------
                    Biotechnology (4.8%)
217,400             Amgen Inc.* ............................     14,117,412
 99,300             Genentech, Inc.* .......................     15,106,012
                                                               ------------
                                                                 29,223,424
                                                               ------------
                    Casino/Gambling (1.8%)
441,600             Harrah's Entertainment, Inc.* ..........     11,067,600
                                                               ------------
                    Cellular Telephone (1.8%)
 80,300             Powertel, Inc.* ........................      7,216,962
 28,200             Voicestream Wireless Corp.* ............      3,616,650
                                                               ------------
                                                                 10,833,612
                                                               ------------
                    Computer Communications (3.5%)
331,300             Cisco Systems, Inc.* ...................     21,679,444
                                                               ------------
                    Computer Software (7.0%)
246,000             Microsoft Corp.* .......................     17,173,875
176,700             Siebel Systems, Inc.* ..................     25,621,500
                                                               ------------
                                                                 42,795,375
                                                               ------------
                    Construction/Agricultural
                      Equipment/Trucks (2.7%)
422,300             Deere & Co. ............................     16,284,944
                                                               ------------
                    Contract Drilling (2.8%)
 84,600             Santa Fe International Corp. ...........      2,971,575
282,000             Transocean Sedco Forex Inc. ............     13,959,000
                                                               ------------
                                                                 16,930,575
                                                               ------------
                    Discount Chains (1.7%)
 70,900             Costco Wholesale Corp.* ................      2,308,681
151,600             Wal-Mart Stores, Inc. ..................      8,328,525
                                                               ------------
                                                                 10,637,206
                                                               ------------
                    Diversified Financial Services (1.6%)
 63,200             American Express Co. ...................      3,582,650
 86,200             Citigroup, Inc. ........................      6,082,487
                                                               ------------
                                                                  9,665,137
                                                               ------------
                    Diversified Manufacturing (2.3%)
415,275             Honeywell International, Inc. ..........   $ 13,963,622
                                                               ------------
                    E.D.P. Services (0.7%)
 62,500             Amdocs Ltd.* ...........................      4,199,219
                                                               ------------
                    Electric Utilities (1.7%)
362,400             Montana Power Co. ......................     10,486,950
                                                               ------------
                    Electronic Components (1.1%)
345,300             Power Integrations, Inc.* ..............      6,668,606
                                                               ------------
                    Electronic Data Processing (5.5%)
664,600             Compaq Computer Corp. ..................     18,650,337
349,900             Dell Computer Corp.* ...................     15,373,731
                                                               ------------
                                                                 34,024,068
                                                               ------------
                    Finance Companies (4.1%)
343,600             Capital One Financial Corp. ............     20,143,550
 48,200             Fannie Mae .............................      2,403,975
 68,400             Freddie Mac ............................      2,697,525
                                                               ------------
                                                                 25,245,050
                                                               ------------


                    Insurance Brokers/Services (1.4%)
 69,700             Marsh & McLennan Companies,
                       Inc. ................................      8,503,400
                                                               ------------
                    Integrated Oil Companies (4.3%)
 65,800             Chevron Corp. ..........................      5,198,200
111,500             Exxon Mobil Corp. ......................      8,920,000
 73,900             Royal Dutch Petroleum Co. (ADR)
                      (Netherlands) ........................      4,304,675
158,200             Texaco, Inc. ...........................      7,821,012
                                                               ------------
                                                                 26,243,887
                                                               ------------
                    Investment Bankers/
                      Brokers/Services (5.5%)
 55,900             Goldman Sachs Group, Inc. (The)               5,530,606
 89,100             Merrill Lynch & Co., Inc. ..............     11,516,175
464,050             Schwab (Charles) Corp. .................     16,763,806
                                                               ------------
                                                                 33,810,587
                                                               ------------
                    Major Banks (0.4%)
 18,200             Morgan (J.P.) & Co., Inc. ..............      2,429,700
                                                               ------------
                    Major Pharmaceuticals (6.0%)
 34,700             Johnson & Johnson ......................      3,229,269
194,700             Lilly (Eli) & Co. ......................     20,224,463
 85,700             Merck & Co., Inc. ......................      6,143,619
 77,725             Pfizer Inc. ............................      3,351,891
 91,300             Schering-Plough Corp. ..................      3,943,019
                                                               ------------
                                                                 36,892,261
                                                               ------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Total Return Trust
Portfolio of Investments July 31, 2000, continued


 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------------------
             Media Conglomerates (0.9%)
139,100      Disney (Walt) Co. ....................   $ 5,381,431
                                                      -----------
             Military/Gov't/Technical (2.7%)
644,464      General Motors Corp. (Class H)* ......    16,675,506
                                                      -----------
             Multi-Line Insurance (3.6%)
624,900      Allstate Corp. .......................    17,223,806
 55,481      American International Group,
               Inc. ...............................     4,864,946
                                                      -----------
                                                       22,088,752
                                                      -----------
             Multi-Sector Companies (3.4%)
412,100      General Electric Co. .................    21,197,394
                                                      -----------
             Oil & Gas Production (1.2%)
378,800      Occidental Petroleum Corp. ...........     7,670,700
                                                      -----------
             Oilfield Services/Equipment (3.2%)
177,500      Baker Hughes Inc. ....................     6,145,938
207,200      Cooper Cameron Corp.* ................    13,390,300
                                                      -----------
                                                       19,536,238
                                                      -----------
             Other Telecommunications (0.2%)
 34,800      Sonera Corp. (ADR) (Finland)* ........     1,381,125
                                                      -----------
             Paper (0.2%)
 41,400      Fort James Corp. .....................     1,265,288
                                                      -----------
             Property - Casualty Insurers (1.4%)
127,000      Progressive Corp. ....................     8,540,750
                                                      -----------
             Restaurants (3.0%)
581,100      McDonald's Corp. .....................    18,304,650
                                                      -----------
             Semiconductors (5.9%)
315,200      Intel Corp. ..........................    21,039,600
218,900      Texas Instruments, Inc. ..............    12,846,694
 35,400      Xilinx, Inc.* ........................     2,657,213
                                                      -----------
                                                       36,543,507
                                                      -----------
             Telecommunication Equipment (2.2%)
417,100      Motorola, Inc. .......................    13,790,369
                                                      -----------
             TOTAL COMMON STOCKS
             (Cost $472,902,168) ..................   572,419,968
                                                      -----------
              SHORT-TERM INVESTMENTS (7.9%)
              U.S. GOVERNMENT AGENCIES (a) (4.9%)
$ 10,000      Federal Home Loan Banks
                6.33% due 08/02/00 ...........       $  9,998,242
  10,000      Federal Home Loan Mortgage Corp.
                6.39% due 08/08/00 ...........          9,987,575
  10,000      Federal Home Loan Mortgage Corp.
                6.41% due 08/08/00 ...........          9,987,536
                                                     ------------
              TOTAL U.S. GOVERNMENT AGENCIES
              (Cost $29,973,353) .............         29,973,353
                                                     ------------
              REPURCHASE AGREEMENT (3.0%)
  18,755      The Bank of New York 6.50%
                due 08/01/00 (dated 07/31/00;
                proceeds $18,758,651) (b)
                (Cost $18,755,265) ...........         18,755,265
                                                     ------------
              TOTAL SHORT-TERM INVESTMENTS
              (Cost $48,728,618) .............         48,728,618
                                                     ------------


TOTAL INVESTMENTS
(Cost $521,630,786)(c) .........   101.1 %       621,148,586
LIABILITIES IN EXCESS OF OTHER
ASSETS .........................   (1.1)          (6,848,594)
                                   -------       -----------
NET ASSETS .....................   100.0 %      $614,299,992
                                   =======      ============

--------------------------------
ADR    American Depository Receipt.
 *     Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b)    Collateralized by U.S. Treasury Bond 7.25% due 05/15/16 valued at
       $19,130,428.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $115,198,441 and the aggregate gross unrealized depreciation is $15,680,641, resulting in net unrealized appreciation of $99,517,800.


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Total Return Trust
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2000

ASSETS:
Investments in securities, at value
   (cost $521,630,786) .............................   $621,148,586
Receivable for:
     Shares of beneficial interest sold ............      5,604,856
     Investments sold ..............................      1,851,564
     Dividends .....................................        212,122
Prepaid expenses and other assets ..................         49,564
                                                       ------------
    TOTAL ASSETS ...................................    628,866,692
                                                       ------------
LIABILITIES:
Payable for:
     Investments purchased .........................     13,187,887
     Shares of beneficial interest repurchased .....        453,430
     Plan of distribution fee ......................        401,334
     Investment management fee .....................        368,783
Accrued expenses and other payables ................        155,266
                                                       ------------
    TOTAL LIABILITIES ..............................     14,566,700
                                                       ------------
    NET ASSETS .....................................   $614,299,992
                                                       ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ....................................   $499,796,368
Net unrealized appreciation ........................     99,517,800
Accumulated undistributed net realized gain ........     14,985,824
                                                       ------------
    NET ASSETS .....................................   $614,299,992
                                                       ============
CLASS A SHARES:
Net Assets .........................................    $16,211,145
Shares Outstanding (unlimited authorized,
   $.01 par value) .................................        678,926
    NET ASSET VALUE PER SHARE ......................         $23.88
                                                             ======
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset
        value) .....................................         $25.20
                                                             ======
CLASS B SHARES:
Net Assets .........................................   $551,685,104
Shares Outstanding (unlimited authorized,
   $.01 par value) .................................     23,561,337
    NET ASSET VALUE PER SHARE ......................         $23.41
                                                             ======
CLASS C SHARES:
Net Assets .........................................    $21,996,858
Shares Outstanding (unlimited authorized,
   $.01 par value) .................................        940,235
    NET ASSET VALUE PER SHARE ......................         $23.40
                                                             ======
CLASS D SHARES:
Net Assets .........................................    $24,406,885
Shares Outstanding (unlimited authorized,
   $.01 par value) .................................      1,014,704
    NET ASSET VALUE PER SHARE ......................         $24.05
                                                             ======

STATEMENT OF OPERATIONS
For the year ended July 31, 2000

NET INVESTMENT LOSS:
INCOME
Dividends (net of $21,129 foreign withholding
   tax) ...........................................   $ 3,094,717
Interest ..........................................       786,932
                                                      -----------
    TOTAL INCOME ..................................     3,881,649
                                                      -----------
EXPENSES
Plan of distribution fee (Class A shares) .........        21,775
Plan of distribution fee (Class B shares) .........     2,627,011
Plan of distribution fee (Class C shares) .........        87,387
Investment management fee .........................     2,605,802
Transfer agent fees and expenses ..................       277,903
Registration fees .................................       178,068
Professional fees .................................        75,302
Shareholder reports and notices ...................        62,107
Custodian fees ....................................        14,211
Trustees' fees and expenses .......................        11,910
Organizational expenses ...........................        10,175

Other .............................................           164
                                                      -----------
    TOTAL EXPENSES ................................     5,971,815
                                                      -----------
    NET INVESTMENT LOSS ...........................    (2,090,166)
                                                      -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .................................    18,062,173
Net change in unrealized appreciation .............    46,644,468
                                                      -----------
    NET GAIN ......................................    64,706,641
                                                      -----------
NET INCREASE ......................................   $62,616,475
                                                      ===========



                       See Notes to Financial Statements

Morgan Stanley Dean Witter Total Return Trust
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                          FOR THE YEAR      FOR THE YEAR
                                                             ENDED              ENDED
                                                         JULY 31, 2000      JULY 31, 1999
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ...........................         $ (2,090,166)      $ (1,156,175)
Net realized gain .............................           18,062,173         14,349,364
Net change in unrealized appreciation .........           46,644,468         26,980,524
                                                        ------------       ------------
   NET INCREASE ...............................           62,616,475         40,173,713
                                                        ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares ................................             (343,469)           (78,538)
Class B shares ................................          (14,177,469)        (8,017,342)
Class C shares ................................             (265,441)           (36,827)
Class D shares ................................             (217,069)              (597)
                                                        ------------       ------------
   TOTAL DISTRIBUTIONS ........................          (15,003,448)        (8,133,304)
                                                        ------------       ------------
NET INCREASE FROM TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST ...........................          364,245,934         16,076,667
                                                        ------------       ------------
   NET INCREASE ...............................          411,858,961         48,117,076
NET ASSETS:
Beginning of period ...........................          202,441,031        154,323,955
                                                        ------------       ------------
   END OF PERIOD ..............................         $614,299,992       $202,441,031
                                                        ============       ============



                       See Notes to Financial Statements

Morgan Stanley Dean Witter Total Return Trust
Notes to Financial Statements July 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Total Return Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is high total return from capital growth and income. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities issued by domestic and foreign companies. The Fund was organized as a Massachusetts business trust on June 29, 1994 and commenced operations on November 30, 1994. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), or TCW Investment Management Company (the "Sub-Advisor") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Dean Witter Total Return Trust
Notes to Financial Statements July 31, 2000, continued

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are allocated directly to the respective class.

D. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES - The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $127,000 which have been reimbursed for the full amount thereof. Such expenses were deferred and fully amortized as of November 30, 1999.


2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day. Effective May 1, 2000, the agreement was amended to reduce the annual rate to 0.725% of the portion of daily net assets in excess of $500 million.

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in

Morgan Stanley Dean Witter Total Return Trust
Notes to Financial Statements July 31, 2000, continued

securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $11,320,499 at July 31, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended July 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $334,348 and $4,891, respectively and received $120,698 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley Dean Witter Total Return Trust
Notes to Financial Statements July 31, 2000, continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2000 aggregated $550,243,944 and $238,882,775, respectively.

For the year ended July 31, 2000, the Fund incurred brokerage commissions of $84,740 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $200.


5. FEDERAL INCOME TAX STATUS

As of July 31, 2000, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $27,072, accumulated undistributed net realized gain was charged $2,063,094 and net investment loss was credited $2,090,166.

Morgan Stanley Dean Witter Total Return Trust
Notes to Financial Statements July 31, 2000, continued

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                               FOR THE YEAR                    FOR THE YEAR
                                                  ENDED                            ENDED
                                              JULY 31, 2000                    JULY 31, 1999
                                     -------------------------------- -------------------------------
                                          SHARES          AMOUNT            SHARES          AMOUNT
                                     --------------- ----------------  --------------- ---------------
CLASS A SHARES
Sold ...............................       977,928    $  22,547,042          262,041    $   5,265,953
Reinvestment of distributions ......        16,047          329,290            4,229           73,536
Redeemed ...........................      (515,422)     (11,788,054)        (140,633)      (2,838,266)
                                          --------    -------------         --------    -------------
Net increase - Class A .............       478,553       11,088,278          125,637        2,501,223
                                          --------    -------------         --------    -------------
CLASS B SHARES
Sold ...............................    16,266,390      367,144,886        2,294,287       41,396,214
Reinvestment of distributions ......       640,068       12,922,983          423,058        7,289,285
Redeemed ...........................    (3,035,196)     (67,747,312)      (2,161,664)     (37,861,050)
                                        ----------    -------------       ----------    -------------
Net increase - Class B .............    13,871,262      312,320,557          555,681       10,824,449
                                        ----------    -------------       ----------    -------------
CLASS C SHARES
Sold ...............................       935,698       21,021,934           48,860          970,933
Reinvestment of distributions ......        12,638          255,289            2,093           36,001
Redeemed ...........................       (88,058)      (1,952,973)         (13,007)        (236,796)
                                        ----------    -------------       ----------    -------------
Net increase - Class C .............       860,278       19,324,250           37,946          770,138
                                        ----------    -------------       ----------    -------------
CLASS D SHARES
Sold ...............................       923,524       21,690,791           96,551        1,980,260
Reinvestment of distributions ......        10,162          209,734               34              597
Redeemed ...........................       (16,238)        (387,676)               -                -
                                        ----------    -------------       ----------    -------------
Net increase - Class D .............       917,448       21,512,849           96,585        1,980,857
                                        ----------    -------------       ----------    -------------
Net increase in Fund ...............    16,127,541    $ 364,245,934          815,849    $  16,076,667
                                        ==========    =============       ==========    =============

Morgan Stanley Dean Witter Total Return Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                                                               FOR THE PERIOD
                                                                   FOR THE YEAR ENDED JULY 31,                 JULY 28, 1997*
                                                      -----------------------------------------------------       THROUGH
                                                             2000                 1999              1998       JULY 31, 1997
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES#
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............           $20.36            $16.78           $16.59           $16.07
                                                              ------            ------           ------           ------
Income (loss) from investment operations:
 Net investment income (loss) .....................            (0.01)               -             (0.01)            0.01
 Net realized and unrealized gain .................             4.72              4.47             1.34             0.51
                                                              ------            ------           ------           ------
Total income from investment operations ...........             4.71              4.47             1.33             0.52
                                                              ------            ------           ------           ------
Less distributions from net realized gain .........            (1.19)            (0.89)           (1.14)              -
                                                              ------            ------           ------           ------
Net asset value, end of period ....................           $23.88            $20.36           $16.78           $16.59
                                                              ======            ======           ======           ======
TOTAL RETURN+  ....................................            23.77 %           27.78 %           8.94 %           3.24%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................             1.18 %(3)         1.30 %(3)        1.31 %           1.31%(2)
Net investment income (loss) ......................            (0.06)%(3)        (0.10)%(3)       (0.07)%           4.08%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........          $16,211            $4,079           $1,254              $10
Portfolio turnover rate ...........................               71 %              79 %             93 %            198%

-------------
 *    The date shares were first issued.
 # The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Total Return Trust
Financial Highlights, continued



                                                                          FOR THE YEAR ENDED JULY 31,
                                                  ------------------------------------------------------------------------------
                                                      2000#           1999#         1998#            1997*           1996
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ............     $20.10          $16.68          $16.59         $12.00       $11.75
                                                      ------          ------          ------         ------       ------
Income (loss) from investment operations:
 Net investment income (loss) ...................      (0.14)          (0.12)          (0.08)          0.04         0.15
 Net realized and unrealized gain ...............       4.64            4.43            1.31           5.81         0.80
                                                      ------          ------          ------         ------       ------
Total income from investment operations .........       4.50            4.31            1.23           5.85         0.95
                                                      ------          ------          ------         ------       ------
Less dividends and distributions from:
 Net investment income ..........................          -               -               -          (0.06)       (0.21)
 Net realized gain ..............................      (1.19)          (0.89)          (1.14)         (1.20)       (0.49)
                                                      ------          ------          ------         ------       ------
Total dividends and distributions ...............      (1.19)          (0.89)          (1.14)         (1.26)       (0.70)
                                                      ------          ------          ------         ------       ------
Net asset value, end of period ..................     $23.41          $20.10          $16.68         $16.59       $12.00
                                                      ======          ======          ======         ======       ======
TOTAL RETURN+ ...................................      23.01 %         27.04 %          8.25 %        51.66%        8.23%

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................       1.75 %(2)       1.90 %(2)       1.90 %         2.05%        1.98%(1)
Net investment income (loss) ....................      (0.63)%(2)      (0.70)%(2)      (0.50)%         0.28%        1.30%(1)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........   $551,685        $194,763        $152,380       $117,041      $48,524
Portfolio turnover rate .........................         71 %            79 %            93 %          198%         261%


--------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.


 # The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) If the Fund had borne all of its expenses that were reimbursed or waived by Morgan Stanley Dean Witter Services Company Inc. (the then current Manager) and TCW Investment Management Company (the then current Adviser), the above annualized expense and net investment income ratios would have been 2.21% and 1.07%, respectively, for the year ended July 31, 1996.

(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Total Return Trust
Financial Highlights, continued



                                                                                                               FOR THE PERIOD
                                                                   FOR THE YEAR ENDED JULY 31,                 JULY 28, 1997*
                                                      -----------------------------------------------------       THROUGH
                                                             2000                 1999              1998       JULY 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES#
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............           $20.12             $16.66           $16.59           $16.07
                                                              ------             ------           ------           ------
Income (loss) from investment operations:
 Net investment income (loss) .....................            (0.20)             (0.09)           (0.12)            0.01
 Net realized and unrealized gain .................             4.67               4.44             1.33             0.51
                                                              ------             ------           ------           ------
Total income from investment operations ...........             4.47               4.35             1.21             0.52
                                                              ------             ------           ------           ------
Less distributions from net realized gain .........            (1.19)             (0.89)           (1.14)               -
                                                              ------             ------           ------           ------
Net asset value, end of period ....................           $23.40             $20.12           $16.66           $16.59
                                                              ======             ======           ======           ======
TOTAL RETURN+ .....................................            22.78 %            27.33 %           8.12 %           3.24%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................             1.93 %(3)          1.72 %(3)        2.06 %           2.06%(2)
Net investment income (loss) ......................            (0.81)%(3)         (0.52)%(3)       (0.70)%           2.75%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........          $21,997             $1,609             $700              $38
Portfolio turnover rate ...........................               71 %               79 %             93 %            198%

--------------
 *   The date shares were first issued.
 # The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Total Return Trust
Financial Highlights, continued



                                                                                                           FOR THE PERIOD
                                                                 FOR THE YEAR ENDED JULY 31,               JULY 28, 1997*
                                                      -------------------------------------------------       THROUGH
                                                            2000               1999             1998       JULY 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES#
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............        $20.46             $16.83          $16.59           $16.07
                                                           ------             ------          ------           ------
Income from investment operations:
 Net investment income ............................          0.03               0.02            0.06             0.01
 Net realized and unrealized gain .................          4.75               4.50            1.32             0.51
                                                           ------             ------          ------           ------
Total income from investment operations ...........          4.78               4.52            1.38             0.52
                                                           ------             ------          ------           ------
Less distributions from net realized gain .........         (1.19)             (0.89)          (1.14)               -
                                                           ------             ------          ------           ------
Net asset value, end of period ....................        $24.05             $20.46          $16.83           $16.59
                                                           ======             ======          ======           ======
TOTAL RETURN+ .....................................         24.00%             28.08%           9.20%            3.24%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................          0.93%(3)           1.06%(3)        1.06%            1.06%(2)
Net investment income .............................          0.19%(3)           0.14%(3)        0.34%            4.33%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........       $24,407             $1,990             $11              $10
Portfolio turnover rate ...........................            71%                79%             93%             198%

--------------
 *   The date shares were first issued.
 # The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Total Return Trust
Independent Auditors' Report

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER TOTAL RETURN TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Total Return Trust (the "Fund"), including the portfolio of investments, as of July 31, 2000, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 1999 and the financial highlights for each of the respective stated periods ended July 31, 1999 were audited by other auditors whose report, dated September 10, 1999, expressed an unqualified opinion on that statement and the financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Total Return Trust as of July 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
September 18, 2000


                      2000 FEDERAL TAX NOTICE (unaudited)
     For the year ended July 31, 2000, the Fund paid to its shareholders $1.19 per share from long-term capital gains.

Morgan Stanley Dean Witter Total Return Trust
Change in Independent Accountants

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James A. Tilton
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

SUB-ADVISOR

TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, California 90017



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.


MORGAN STANLEY
DEAN WITTER
TOTAL RETURN TRUST


[GRAPHIC OMITTED]


ANNUAL REPORT
July 31, 2000